SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2004

The St. Paul Travelers Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

001-10898		41-0518860
(Commission File Number)		(IRS Employer Identification No.)

385 Washington Street Saint Paul, MN		55102
(Address of Principal Executive Offices)		(Zip Code)

(651) 310-7911
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

    Travelers Convertible Notes

    In connection with the consummation of the merger (the “Merger”) of Adams Acquisition Corp., a Connecticut corporation and direct wholly owned subsidiary of The St. Paul Travelers Companies, Inc., a Minnesota corporation (formerly named The St. Paul Companies, Inc. “St. Paul Travelers”), with and into Travelers Property Casualty Corp., a Connecticut corporation (“Travelers”), St. Paul Travelers, Travelers and The Bank of New York, as trustee (the “Trustee”), entered into a Second Supplemental Indenture (the “Supplemental Indenture”), dated as of April 1, 2004, relating to the 4.5% Convertible Junior Subordinated Notes due 2032 of Travelers (the “Convertible Notes”). The Supplemental Indenture is attached hereto as exhibit 4.1 and incorporated herein by reference.

    Pursuant to the Supplemental Indenture: (i) St. Paul Travelers irrevocably and unconditionally assumed, jointly and severally with Travelers, responsibility for all monetary obligations of Travelers under the Convertible Notes and under the Junior Subordinated Debt Securities Indenture, dated as of March 27, 2002, between Travelers and the Trustee, as supplemented and amended by a First Supplemental Indenture, dated as of March 27, 2002 (as supplemented and amended, the “Indenture”); and (ii) St. Paul Travelers agreed to issue shares of its common stock, without designated par value (the “Common Stock”), upon the conversion of the Convertible Notes on the terms and subject to the conditions provided in the Indenture (as supplemented and amended by the Second Supplemental Indenture) at a rate of 0.4684 of a share of Common Stock for each $25 principal amount of the Convertible Notes, subject to further adjustment as provided therein. Th e Convertible Notes will continue to trade on the New York Stock Exchange under the symbol “TPK”.

    The Convertible Notes are deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 12g-3(a) thereunder. For purposes of Rule 12g-3(a), St. Paul Travelers is the successor issuer to Travelers.

     Other Debt Securities of Travelers and its Subsidiaries

     Also in connection with the consummation of the Merger, St. Paul Travelers entered into (i) a First Supplemental Indenture, dated as of April 1, 2004, relating to the 3.75% Senior Notes due 2008, the 5.00% Senior Notes due 2013, and the 6.375% Senior Notes due 2033, issued by Travelers and (ii) a Second Supplemental Indenture (the “TIGHI Supplemental Indenture”), dated as of April 1, 2004, relating to the 7.75% Notes due 2026 and the 6.75% Notes due 2006 (collectively, the “TIGHI Notes”) issued by Travelers Insurance Group Holdings Inc., a Delaware corporation and wholly owned, direct subsidiary of Travelers (“TIGHI”). Under each of the supplemental indentures, St. Paul Travelers irrevocably and unconditionally assumed, jointly and severally with the relevant issuer, responsibility for all monetary obligations of the relevant issuer under the relevant securities and the indentures under which the securities were issued. In connection with the TIGHI Supplemental Indenture, the guarantee by Travelers of the TIGHI Notes, granted pursuant to a First Supplemental Indenture dated as of May 10, 2002, terminated.

     The supplemental indentures are attached hereto as exhibits 4.2 and 4.3, respectively, and incorporated herein by reference.

     Reporting Obligations under the Exchange Act

     St. Paul Travelers intends to provide the disclosure required with respect to Travelers and TIGHI pursuant to Rule 3-10 of Regulation S-X and Rule 12h-5 under the Exchange Act, in order to exempt Travelers and TIGHI from the requirements of Section 13(a) and 15(d) of the Exchange Act.

Item 7(c). Exhibits.

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of April 1, 2004, among The St. Paul Travelers Companies, Inc., Travelers Property Casualty Corp. and The Bank of New York, as Trustee, supplementing and amending the Junior Subordinated Securities Indenture, dated as of March 27, 2002, as supplemented and amended by the First Supplemental Indenture, dated as of March 27, 2002.

4.2	First Supplemental Indenture, dated as of April 1, 2004, among The St. Paul Travelers Companies, Inc., Travelers Property Casualty Corp. and Citibank, N.A., as trustee, supplementing and amending the Indenture, dated as of March 11, 2003.

4.3	Second Supplemental Indenture, dated as of April 1, 2004, among The St. Paul Travelers Companies, Inc., Travelers Insurance Group Holdings Inc. and J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, N.A., as trustee, supplementing and amending the Indenture, dated as of April 19, 1996, as supplemented and amended by the First Supplemental Indenture, dated as of May 10, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 7, 2004

THE ST. PAUL TRAVELERS COMPANIES, INC.

By:	/s/ Bruce A. Backberg

	Name:	Bruce A. Backberg
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of April 1, 2004, among The St. Paul Travelers Companies, Inc., Travelers Property Casualty Corp. and The Bank of New York, as Trustee, supplementing and amending the Junior Subordinated Securities Indenture, dated as of March 27, 2002, as supplemented and amended by the First Supplemental Indenture, dated as of March 27, 2002.

4.2	First Supplemental Indenture, dated as of April 1, 2004, among The St. Paul Travelers Companies, Inc., Travelers Property Casualty Corp. and Citibank, N.A., as trustee, supplementing and amending the Indenture, dated as of March 11, 2003.

4.3	Second Supplemental Indenture, dated as of April 1, 2004, among The St. Paul Travelers Companies, Inc., Travelers Insurance Group Holdings Inc. and J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, N.A., as trustee, supplementing and amending the Indenture, dated as of April 19, 1996, as supplemented and amended by the First Supplemental Indenture, dated as of May 10, 2002.